Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

CTG Announces Addition of Herman Kalra as Chief People Officer; Focus on Driving High-Performance Culture

Experienced people leader to drive future strategy for an

increasingly global and distributed workforce

BUFFALO, N.Y., December 5, 2022 – CTG (Nasdaq: CTG) (“Company”), a leading provider of digital IT solutions and services that drive clients’ productivity and profitability in North America and Western Europe, today announced the addition of Herman Kalra as the Company’s new Chief People Officer (CPO). He joins the Executive Leadership team as a Vice President and will report to Filip Gydé, CTG President and CEO.

As CPO, Mr. Kalra assumes executive responsibility for strategic and operational leadership for all areas of the global people organization, including organizational design, talent acquisition, compensation and benefits, learning and career development, employee experience and engagement, culture, diversity, equity, and inclusion. He will focus on building a high-caliber, scalable people organization while continuing to drive a high-performance culture.

“Our people are the core of who we are and what we do at CTG. We are proud of CTG’s recognition as a Great Place to Work®, but also acknowledge the need to continuously improve as an employer to remain competitive in the recruiting and retention of today’s leading digital services and solutions talent,” said Mr. Gydé. “As CPO, Herman will drive the people strategy necessary to achieve our Vision to be the preferred career destination for information and technology experts. His experience building global teams, industry knowledge, and understanding of the complexities presented by today’s multi-generational, distributed workforce, make Herman the right leader to advocate for our team members and energize our culture going forward.”

Mr. Kalra has more than two decades of human resources and talent acquisition experience, with previous responsibility for people organizations across the Americas, Western Europe, and India. Most recently, he was Head of Human Resources, America’s at Orion Innovation (Orion), a digital transformation and product development services firm. In this capacity, Mr. Kalra oversaw all leadership and sales hiring, performance management, employee relations, compensation and benefits, organizational development, and merger and acquisition integration for Orion’s Americas operations. Before Orion, he established his reputation as a human resource leader at technology companies experiencing tremendous growth and change, including Capgemini and LTI (now LTIMindtree).

“I am excited to join CTG as their Chief People Officer and for the opportunity to focus on further strengthening the organization’s already high-performing and collaborative culture,” said Mr. Kalra. “It was immediately clear that the Leadership team cares about its employees, has established an employee-first culture, and is committed to an environment that continuously seeks opportunities to improve and elevate the employee experience. I look forward to leading the Company’s efforts to advocate for our team members and continue setting the example as a global, Great Place to Work.”

A photo of Mr. Kalra is available upon request.

CTG Names Chief People Officer	December 5, 2022

About CTG

CTG is a leading provider of digital transformation solutions and services that accelerate clients’ project momentum and achievement of their desired IT and business outcomes. We have earned a reputation as a faster and more reliable, results-driven partner focused on the integration of digital technology into all areas of its clients to improve their operations and increase their value proposition. CTG’s engagement in the digital transformation process drives improved data-driven decision making, meaningful business performance improvements, new and enhanced customer experiences, and continuous innovation. CTG has operations in North America, South America, Western Europe, and India. The Company regularly posts news and other important information at www.ctg.com.

Safe Harbor Statement

This document contains certain forward-looking statements concerning the Company’s current expectations as to future growth, financial outlook, business strategy and performance expectations for 2022 and beyond and statements related to cost control, new business opportunities, financial performance, market demand, and other attributes of the Company, which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995. Generally, the words “anticipates,” “believes,” “expects,” “plans,” “may,” “will,” “might,” “would,” “should,” “could,” “seeks,” “estimates,” “project,” “predict,” “potential,” “currently,” “continue,” “intends,” “outlook,” “forecasts,” “target,” and other similar words identify forward-looking statements. These statements are based upon the Company’s current expectations and assumptions, a review of industry reports, current business conditions in the areas where the Company does business, feedback from existing and potential new clients, a review of current and proposed legislation and governmental regulations that may affect the Company and/or its clients, and other future events or circumstances. Actual results could differ materially from the outlook guidance, expectations, and other forward-looking statements as a result of a number of factors and risks, including among others, any new or continuing regulatory, social and business responses to the COVID-19 pandemic, or the potential impacts of any similar items on the Company’s business, operations, employees, contractors and clients, and the potential impacts of any similar future public health crisis, pandemic, or epidemic, the availability to the Company of qualified professional staff, currency exchange risks, domestic and foreign industry competition for clients and talent, increased bargaining power of large clients, the Company’s ability to protect confidential client data, the partial or complete loss of the revenue the Company generates from International Business Machines Corporation (IBM), the ability to integrate businesses when acquired and retain their clients while achieving cost reduction targets, the uncertainty of clients’ implementations of cost reduction projects, the effect of healthcare reform and initiatives, the mix of work between solutions and services and non-strategic technology services, risks associated with operating in foreign jurisdictions, renegotiations, nullification, or breaches of contracts with clients, vendors, subcontractors or other parties, current macroeconomic conditions such as inflation, the change in valuation of capitalized software balances, the impact of current and future laws and government regulation, as well as repeal or modification of such, affecting the information technology (IT) solutions and services and staffing industry, taxes and the Company’s operations in particular, industry, economic and political conditions, including fluctuations in demand for IT services, consolidation among the Company’s competitors or clients, the need to supplement or change our IT services in response to new offerings in the industry or changes in client requirements for IT products and solutions, actions of activist shareholders, and other risks with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and actions in the U.S. and abroad, such as the current conflict between Russia and the Ukraine, and volatility in the global credit and financial markets and economy, and other factors that involve risk and uncertainty including those listed in the Company’s reports filed with the Securities and Exchange Commission. Such forward-looking statements should be read in conjunction with the Company’s disclosures set forth in the Company’s Form 10-K for the year ended December 31, 2021, including the uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis

CTG Names Chief People Officer	December 5, 2022

of Financial Condition and Results of Operations” sections and other reports, including but not limited to subsequent quarterly reports on Form 10-Q, that may be filed from time to time with the Securities and Exchange Commission and may be obtained through the Securities and Exchange Commission’s Electronic Data Gathering and Analysis Retrieval System (“EDGAR”) at www.sec.gov.The Company assumes no obligation to update the forward-looking information contained in this release.

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Investor Relations:

John M. Laubacker, EVP, Chief Financial Officer, and Treasurer

+1 716 887 7368

Deborah Pawlowski, Kei Advisors LLC

dpawlowski@keiadvisors.com

+1 716 843 3908

Media:

Amanda LeBlanc, Chief Marketing Officer and Vice President, Global Marketing

amanda.leblanc@ctg.com

+1 225 772 8865